Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Timothy C. Huffmyer, the Chief Executive Officer of Smith Micro Software, Inc. (the “Company”), and Bethany M. Braund, the Chief Financial Officer of the Company, hereby certify, that, to their knowledge:

1.

The quarterly report on Form 10-Q for the period ended June 30, 2026 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
President and Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2026	By:	/s/ Bethany M. Braund
Bethany M. Braund
Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)